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[logo]
                                 Liberty Newport
                                   Tiger Fund

                                  Annual Report
                                December 31, 2000

[Graphic Omitted]
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PRESIDENT'S MESSAGE
-------------------------------------------------------------------------------

[Photo of Stephen E. Gibson]

Dear Shareholder:

Recovery from the economic crisis of 1997-98 continued throughout Asia in 2000. The growth rates for the economies of the Tiger countries were strong. In 1999, we pointed out that rising interest rates, an overvalued stock market, and a slowing economy in the U.S. might affect the region. Our expectation was that Asian markets would first react negatively to these situations and then recover when investors refocused on the region's strong domestic growth. Unfortunately, outside of China, regional growth expectations have been cut due to stalled restructuring efforts, political ineffectiveness, and the sharp slowdown in U.S. technology spending. Asian stock prices did not decouple from the declining U.S. market.

Supported by China's broadening domestic and export growth, Hong Kong's economy provided the best return in 2000. Although the market did not provide a positive return, it performed better on a relative basis than the rest of the region. The Morgan Stanley Capital International (MSCI) EAFE (GDP) Index posted a return of negative 15.53% for the 12-month period that ended on December 31, 2000. For the same period the Fund posted a return of negative 15.81%.

The stock markets of Thailand, Indonesia, the Philippines, Malaysia and India gave back much of the previous year's gains. In addition, the worsening global outlook in the technology and telecommunications sectors hit South Korea and Taiwan hard. Both countries are heavily dependent on technology exports. Your Fund's managers continue to seek the best quality companies, which they believe are positioned for long-term sustainable growth within the region.

In the following pages portfolio co-managers Tim Tuttle and Chris Legallet discuss their strategy and the economic and market factors that have affected Fund performance. Thank you for choosing to invest in the Liberty Newport Tiger Fund and for giving us the opportunity to serve your investment needs.

     Sincerely,

 /s/ Stephen E. Gibson

     Stephen E. Gibson
     President
     February 12, 2001

  PERFORMANCE HIGHLIGHTS (as of 12/31/00)
  NET ASSET VALUE PER SHARE
        Class A                   $11.34
        Class B                   $11.05
        Class C                   $11.07
        Class T                   $11.38
        Class Z                   $11.35

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or a loss on sale. All results shown assume reinvestment of distributions.

                                              ---------------------------------
                                                  Not FDIC       May Lose Value
                                                Insured       -----------------
                                                              No Bank Guarantee
                                              ---------------------------------

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Value of a $10,000 Investment
in Liberty Newport Tiger Fund
12/31/90 - 12/31/00

PERFORMANCE OF A $10,000 INVESTMENT
IN ALL SHARES FROM 12/31/90 - 12/31/00

                      Without   With
                       sales    sales
                      charge   charge
----------------------------------------
Class A               $25,912  $24,422
----------------------------------------
Class B               $24,775  $24,775
----------------------------------------
Class C               $24,803  $24,803
----------------------------------------
Class T               $26,246  $24,737
----------------------------------------
Class Z               $26,178      N/A


                               Class A shares         Class A shares
          MSCI EAFE GDP    without sales charge      with sales charge
12/31/90     $10,000             $10,000                 $ 9,425
              10,275              10,387                   9,789
              11,350              11,311                  10,661
              10,588              11,698                  11,025
              10,618              12,085                  11,390
              10,854              12,408                  11,694
              10,008              12,171                  11,471
              10,426              12,429                  11,714
              10,356              11,913                  11,228
              10,802              11,697                  11,025
              10,771              11,869                  11,187
              10,468              12,235                  11,531
              11,070              12,601                  11,876
              10,976              13,353                  12,585
              10,827              13,783                  12,990
              10,293              13,418                  12,646
              10,383              14,192                  13,376
              10,994              15,117                  14,248
              10,637              15,160                  14,288
              10,260              14,815                  13,964
              10,771              14,235                  13,416
              10,376              14,386                  13,558
               9,955              15,912                  14,997
              10,003              15,761                  14,854
              10,001              15,384                  14,499
              10,117              15,859                  14,947
              10,472              16,744                  15,782
              11,187              16,831                  15,864
              12,217              18,104                  17,063
              12,408              18,600                  17,531
              12,193              18,211                  17,164
              12,560              18,189                  17,144
              13,481              19,290                  18,181
              13,198              19,678                  18,546
              13,561              22,850                  21,536
              12,480              22,418                  21,129
              13,357              26,955                  25,405
              14,379              25,721                  24,242
              14,300              24,399                  22,996
              14,094              21,930                  20,669
              14,806              23,469                  22,120
              14,467              24,574                  23,161
              14,461              23,252                  21,915
              14,797              24,466                  23,059
              15,047              25,897                  24,408
              14,517              25,745                  24,264
              14,958              26,069                  24,570
              12,291              23,989                  22,609
              14,400              23,732                  22,367
              14,031              21,380                  20,151
              14,016              23,379                  22,035
              14,651              23,884                  22,511
              15,305              23,927                  22,551
              15,157              26,741                  25,203
              14,987              26,388                  24,871
              15,967              27,027                  25,473
              15,300              26,124                  24,622
              15,482              26,607                  25,077
              15,033              26,432                  24,912
              15,350              26,498                  24,974
              16,007              27,587                  26,001
              16,211              30,243                  28,504
              16,259              30,243                  28,504
              16,475              30,023                  28,296
              16,988              29,912                  28,192
              16,736              29,756                  28,045
              16,867              29,092                  27,420
              16,383              27,455                  25,876
              16,373              29,293                  26,815
              16,823              29,094                  27,609
              16,640              30,622                  27,421
              17,351              30,606                  28,861
              17,227              30,407                  28,846
              16,903              30,362                  28,659
              17,022              28,491                  28,616
              17,347              27,979                  26,853
              17,304              30,472                  26,370
              18,205              31,745                  28,719
              19,288              32,237                  29,920
              19,713              26,721                  30,384
              18,297              27,748                  25,185
              19,472              20,983                  26,152
              18,033              20,424                  19,776
              17,959              20,210                  19,250
              18,219              16,938                  19,048
              19,167              20,546                  15,964
              20,269              20,344                  19,364
              21,374              18,485                  19,175
              21,694              15,684                  17,422
              22,002              13,983                  14,782
              22,209              12,995                  13,179
              22,498              10,952                  12,248
              19,533              12,905                  10,323
              18,988              16,968                  12,163
              21,101              17,776                  15,992
              22,196              17,769                  16,754
              23,088              16,672                  16,747
              23,112              16,604                  15,714
              22,386              18,180                  15,649
              23,563              22,199                  17,134
              24,508              20,874                  20,923
              23,224              23,387                  19,674
              24,392              23,364                  22,042
              25,134              23,502                  22,150
              25,297              22,519                  21,224
              26,617              23,706                  22,343
              27,570              26,973                  25,422
              30,247              30,765                  28,996
              28,575              29,212                  27,532
              29,626              30,193                  28,457
              30,506              31,519                  29,706
              28,636              29,234                  27,553
              27,998              27,246                  25,679
              29,216              30,215                  28,478
              27,746              30,240                  28,501
              28,051              30,240                  28,501
              26,747              28,047                  26,435
              25,979              26,653                  25,121
              24,940              25,283                  23,829
12/31/00      25,549              25,911                  24,422





The Morgan Stanley Capital International (MSCI) EAFE (GDP) Index is an unmanaged index that tracks the performance of equity securities of developed countries outside North America, including Hong Kong and Singapore. Unlike mutual funds, indexes are not an investment and do not incur fees or expenses.
It is not possible to invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00

Share Class                          A                       B                       C                       T               Z
Inception Date                     4/1/95                  4/1/95                  4/1/95                 5/31/89         5/31/89
-----------------------------------------------------------------------------------------------------------------------------------
                            Without       With      Without       With      Without       With      Without       With    Without
                             sales        sales      sales        sales      sales        sales      sales       sales     sales
                            charge       charge     charge       charge     charge       charge     charge       charge    charge
-----------------------------------------------------------------------------------------------------------------------------------
1 year                     (15.81)%     (20.65)%   (16.48)%     (20.65)%   (16.45)%     (17.29)%   (15.58)%    (20.43)%  (15.68)%
-----------------------------------------------------------------------------------------------------------------------------------
5 years                     (1.25)%      (2.41)%    (1.99)%      (2.38)%    (2.00)%      (2.00)%    (1.00)%     (2.17)%   (1.05)%
-----------------------------------------------------------------------------------------------------------------------------------
10 years                      9.99%        9.34%      9.50%        9.50%      9.51%        9.51%     10.13%       9.48%    10.10%

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale.

All results shown assume reinvestment of distributions. The "With sales charge" returns include the maximum 5.75% charge for Class A and T shares and the contingent deferred sales charge (CDSC) maximum charge of 5% for one year and 2% for five years for Class B shares and 1% for one year for Class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The Fund was originally introduced on May 31, 1989 and became Colonial Newport Tiger Fund on April 1, 1995 when Class A, B, and D (since designated C) shares were offered. On April 30, 1998, the Fund was renamed Newport Tiger Fund. The Fund was again renamed on July 14, 2000 to Liberty Newport Tiger Fund. Please see the Fund's prospectus for additional details. Class A, B and C share performance information includes returns of the Fund's Class T shares for periods prior to the inception dates of those classes. These Class T share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class T shares and the Class A, B, and C shares. Had the expense differential been reflected, the returns for the periods prior to the inception date of the Class A, B and C shares would have been lower.

TOP 10 HOLDINGS AS OF 12/31/00

HONG KONG AND CHINA GAS                                           8.0%
SUN HUNG KAI PROPERTIES                                           6.6%
HUTCHISON WHAMPOA                                                 6.5%
DBS GROUP HOLDINGS                                                6.4%
HSBC HOLDING                                                      6.3%
CHEUNG KONG                                                       5.4%
CHINA MOBILE                                                      5.2%
SINGAPORE PRESS HOLDINGS                                          4.6%
LI & FUNG                                                         4.5%
SINGAPORE TECH ENGINEERING                                        3.6%

HOLDINGS ARE CALCULATED AS A PERCENTAGE OF TOTAL NET ASSETS.

TOP 5 COUNTRY BREAKDOWN
AS OF 12/31/00

HONG KONG/CHINA                                                  65.5%
SINGAPORE                                                        19.5%
TAIWAN                                                            6.4%
KOREA                                                             4.8%
INDIA                                                             2.9%

COUNTRY BREAKDOWN IS CALCULATED AS A PERCENTAGE OF TOTAL INVESTMENTS.

BOUGHT
------------------------------------------------------------------------------
VENTURE MANUFACTURING (SINGAPORE) LTD.
(1.5% OF NET ASSETS), AN ELECTRONICS SERVICES PROVIDER, MAKES HIGH
VALUE-ADDED COMPONENTS INCLUDING PRINTERS AND OTHER TYPES OF COMMUNICATION PRODUCTS FOR MANY DIFFERENT CLIENTS INCLUDING IBM, MOTOROLA, AND SUMITOMO. VENTURE MANUFACTURING HAS THE DISTINCTION OF BEING CISCO SYSTEMS' ONLY AUTHORIZED MANUFACTURER IN ASIA RIGHT NOW.

HUANENG POWER INTERNATIONAL, INC.
(2.4% OF NET ASSETS), HAS BECOME THE LARGEST INDEPENDENT POWER COMPANY IN CHINA. IT OPERATES NINE POWER PLANTS IN SEVEN COASTAL PROVINCES. HUANENG POWER HAS ALSO BEEN DEVELOPING AND BUILDING PLANTS ACROSS CHINA. WE LIKE THIS COMPANY BECAUSE ITS STOCK WAS VERY REASONABLY PRICED; THE BALANCE SHEET WAS STRONG, AND HUANENG POWER BEEN ABLE TO GROW ORGANICALLY AS WELL AS THROUGH ACQUISITION. IN A COUNTRY THAT HAS A VERY STRONG THIRST FOR POWER, HUANENG POWER IS IN AN INDUSTRY POISED FOR GROWTH.

SINCE THE FUND IS ACTIVELY MANAGED, THERE CAN BE NO GUARANTEE THE FUND WILL CONTINUE TO MAINTAIN THE SAME PORTFOLIO HOLDINGS AND SECTOR
BREAKDOWN IN THE FUTURE.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

A DIFFICULT MARKET ENVIRONMENT
For the 12-month period that ended on December 31, 2000, the Fund's Class A shares posted a total return of negative 15.81%, without sales charge. In this difficult market environment, the Fund slightly underperformed its benchmark index, the Morgan Stanley Capital International EAFE (GDP) Index. The index posted a return of negative 15.53% for this period. However, the Fund did outperform its peer group. The Morningstar(R) Pacific/Asia ex Japan Stock Category Average(1) posted a return of negative 28.53% for the same period.

We believe that the Fund's return reflects a further consolidation in the Asian stock markets, one which began in the second quarter of 2000. This market performance was in sharp contrast to the previous year when the Fund returned over 70%, mirroring the boom in technology in the United States and Asia. After such unprecedented performance, we expected some giveback of the return.

Our investments in Hong Kong and Singapore performed relatively well. The returns from these investments assisted in the overall relative performance of the Fund. Being overweight in these countries contributed to the Fund's outperformance of its Morningstar(R) peers. The economies of Hong Kong and Singapore continue to foster companies with long-term earnings growth potential.

(1)(C)2001 Morningstar, Inc.; all rights reserved. Morningstar, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar does not warrant their information to be accurate, correct, complete or timely. They shall not be responsible for investment decisions, damages or other losses resulting from use of the averages. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Sales charges are not reflected in Morningstar's category averages. Performance for different share classes will vary with fees associated with each class. Past performance cannot predict future results.

CHINA'S GROWTH ACCELERATES
We believe that the best investment potential remains in Hong Kong and Singapore. Hong Kong's economy and its companies continue at this time to profit from the rapid development of China.

The domestic growth of China -- because of its aggressive reforms toward privatization, deregulation, and its move toward a market-oriented economy -- has been accelerating and not decelerating. We strongly believe that the pace of change that we will see over the next 10 years could dwarf what has happened in the past 30 years. China has been in the process of privatizing its state-run industries by developing capital and equity markets.

OUTSOURCING OF U.S. MANUFACTURING BENEFITS THE REGION
An important component of our investment philosophy is the search for companies that have removed -- to the extent possible -- the cyclical nature of their earnings stream. In the past, many technology companies have had highly variable earnings streams, since they were at the end of the production chain. However, this is changing because of a couple of different trends, outsourcing being the most dominant one. U.S. companies have been contracting their manufacturing to companies in Asia. At the same time, these contract manufacturers have been consolidating, leaving a few single manufacturers of multiple products. As this has occurred, the pricing power of the remaining companies has improved. The best contractors have been making quality products at the best possible price and delivering it for just-in-time inventory. These are the sort of requirements that are so important for distributors in the United States and elsewhere. With the collapse of technology stock prices we have had the opportunity to add to positions that we think have sustainable long-term growth in the region.

CONTINUING ECONOMIC RECOVERY
We see strong indications that the world economy is slowing. No doubt, there will be some economic fallout from that in Asia. However, we believe that Asia has really been going through its own slowdown and restructuring since 1997. This process began earlier for Japan, which is a major part of the region's economy. So we think Asia's domestic economies are potentially being set up for a longer period of secular growth. In other words, even though we see a slowing global economy on the horizon and some economic fallout, we believe that domestic economic growth will eventually drive the markets in the region in the long term.

For the past several years, we have tended to avoid large investments in the economies of emerging democracies, including Southeast Asia. Their markets are more volatile and they are still undergoing the learning process that comes with complex change. We think there's going to be a time when these countries are going to offer great investment opportunity and we think we're getting nearer rather than farther away from that time.

Our investment strategy focuses first on sound and growing economies and then on companies with quality management, strong balance sheets, and predictable earnings growth. This leads us to having an overweight position Hong Kong/ China and Singapore. We are searching Korea and Taiwan for quality investments, especially those that are benefiting from the trend in global outsourcing. We believe that in the long term the rapid development of China and India will continue to provide exciting investment opportunities.

/s/ Thomas R. Tuttle

/s/ Chris Legallet

THOMAS R. TUTTLE and CHRIS LEGALLET are portfolio co-managers of Liberty Newport Tiger Fund. Mr. Tuttle is president of Newport Fund Managment, Inc. and Mr. Legallet is chief investment officer of Newport Fund Management, Inc.

International investing offers significant long-term growth potential, but also involves certain risks. Because many of the Asian countries are considered emerging markets, they are subject to a greater degree of social, political, currency and economic instability.

--------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------

COMMON
STOCKS - 96.1%                                    SHARES     VALUE
-------------------------------------------------------------------
BANKS - 17.3%
DBS Bank Ltd.                                      4,748   $ 53,682
HKR International Ltd.                            15,205      7,213
HSBC Holdings PLC                                  3,583     52,764
Hang Seng Bank Ltd.                                2,014     27,112
Oversea Chinese Banking Corp Ltd.                    458      3,411
                                                           --------
                                                            144,182
                                                           --------
CAPITAL GOODS - 9.6%
AEROSPACE & DEFENSE - 3.6%
Singapore Technologies Engineering Ltd.           18,691     30,082
                                                           --------
ELECTRICAL COMPONENTS & EQUIPMENT - 2.9%
Hon Hai Precision Industry Co., Ltd.                 148        751
Johnson Electric Holdings Ltd.                    15,110     23,247
                                                           --------
                                                             23,998
                                                           --------
INDUSTRIAL CONGLOMERATES - 3.1%
Citic Pacific Ltd.                                 7,355     26,074
                                                           --------
CONSUMER DURABLES & APPAREL - 6.0%
APPAREL & ACCESSORIES - 5.7%
Li & Fung Ltd. (a)                                20,568     37,446
President Chain Store Corp.                        3,703      9,727
                                                           --------
                                                             47,173
                                                           --------
PHOTOGRAPHIC EQUIPMENT - 0.3%
China Hong Kong Photo Products Holdings, Ltd.     29,909      2,914
                                                           --------
DIVERSIFIED FINANCIALS - 8.9%
CONSUMER FINANCE - 0.1%
Housing Development Finance Corp. Ltd.               122      1,286
                                                           --------
MULTI-SECTOR HOLDINGS - 8.8%
Hutchison Whampoa Ltd.                             4,345     54,177
Swire Pacific Ltd., Series A                       2,631     18,974
                                                           --------
                                                             73,151
                                                           --------
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.5%
INTEGRATED TELECOMMUNICATION SERVICES
China Unicom Ltd. (a)                              6,258      9,588
Korea Telecom Corp. ADR                              363     11,264
                                                           --------
                                                             20,852
                                                           --------
ENERGY - 9.2%
INTEGRATED OIL & GAS - 1.2%
PetroChina Co., Ltd. Class H                      59,698      9,950
                                                           --------
GAS UTILITIES - 8.0%
Hong Kong & China
  Gas Co., Ltd.                                   45,417     66,672
                                                           --------
MEDIA - 5.0%
PUBLISHING & PRINTING
Singapore Press Holdings Ltd.                      2,614     38,609
South China Morning Post Ltd.                      4,609      3,427
                                                           --------
                                                             42,036
                                                           --------
REAL ESTATE - 13.8%
REAL ESTATE MANAGEMENT & DEVELOPMENT
Cheung Kong (Holdings) Ltd.                        3,498     44,736
City Developments Ltd.                             3,304     15,341
Sun Hung Kai Properties Ltd.                       5,489     54,716
                                                           --------
                                                            114,793
                                                           --------
RETAILING - 2.5%
APPAREL RETAIL
Esprit Holdings Ltd.                               3,633      3,097
Giordano International Ltd.                       38,238     17,649
                                                           --------
                                                             20,746
                                                           --------
SOFTWARE & SERVICES - 2.8%
INTERNET SOFTWARE & SERVICES - 0.2%
China.com Corp. Class A (a)                          359      1,616
Pacific Century Cyberworks                           (b)        (b)
                                                           --------
                                                              1,616
                                                           --------
IT CONSULTING & SERVICES - 2.6%
Infosys Technologies Ltd.                            157     19,135
NIIT Ltd.                                             85      2,895
                                                           --------
                                                             22,030
                                                           --------
TECHNOLOGY HARDWARE & EQUIPMENT - 8.7%
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.5%
Venture Manufacturing (Singapore) Ltd.             1,910     12,781
                                                           --------
NETWORKING EQUIPMENT - 1.1%
Datacraft Asia Ltd.                                1,872      8,834
                                                           --------
SEMICONDUCTORS - 6.1%
Chartered Semiconductor
  Manufacturing Ltd. ADR (a) (c)                      92      2,421
Samsung Electronics                                  132     16,493
Taiwan Semiconductor Manufacturing Co. (a)(c)      9,410     22,588
United Microelectronics Corp. ADR (a)                672      5,543
United Microelectronics Corp., Ltd.                2,655      3,856
                                                           --------
                                                             50,901
                                                           --------
UTILITIES - 2.4%
ELECTRIC UTILITIES
Huaneng Power International, Inc.                 40,650     19,675
                                                           --------
WIRELESS TELECOMMUNICATION SERVICES - 7.4%
Advanced Information Services                        758      7,335
China Mobile (a)(c)                                8,050     43,571
SK Telecom Co., Ltd.                                  54     10,737
                                                           --------
                                                             61,643
                                                           --------
Total Common Stocks (cost of $636,174) (d)                  801,389
                                                           --------
SHORT-TERM OBLIGATIONS - 6.3%
                                                  PAR
-------------------------------------------------------------------

Repurchase agreement with SBC
  Warburg Ltd., dated 12/29/00,
  due 01/02/01 at 6.000%,
  collateralized by U.S. Treasury
  bonds and/ or notes with various
  maturities to 2028, market value
  $40,882 (repurchase proceeds $40,141)         $ 40,114     40,114
Federal Home Loan Bank Discount Note,
  5.500% (e) 1/02/01                              12,335     12,331
                                                           --------
                                                             52,445
                                                           --------
OTHER ASSETS & LIABILITIES, NET - (2.4%)                    (19,708)
-------------------------------------------------------------------
NET ASSETS - 100.0%                                        $834,126
                                                           --------

NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing.
(b) Rounds to less than one.
(c) The value of this security represents fair value as determined in good faith under the direction of the Trustees.
(d) Cost for federal income tax purposes is $636,888.
(e) Rate represents yield at time of purchase.

SUMMARY OF SECURITIES                                            % OF
BY COUNTRY                        COUNTRY         VALUE         TOTAL
---------------------------------------------------------------------
Hong Kong/China                  HK            $524,618         65.5%
Singapore                        Si             156,327         19.5%
Taiwan                           Tw              51,299          6.4%
Korea                            Ko              38,494          4.8%
India                            Id              23,316          2.9%
Thailand                         Th               7,335          0.9%
                                               --------        ------
                                               $801,389        100.0%
                                               --------        ------
Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

            ACRONYM                             NAME
            -------                             ----
              ADR                   American Depositary Receipt

See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

December 31, 2000
(In thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $636,174)                             $  801,389(a)
Short-term obligations                                               52,445
Investments held as collateral for loaned securit                    93,473
                                                                 ----------
                                                                    947,307
Cash including foreign currencies (cost $7,702)  $  7,473
RECEIVABLE FOR:
  Investments sold                                  1,041
  Fund shares sold                                  1,186
  Dividends                                           119
  Interest                                             20             9,839
                                                 --------        ----------
    Total Assets                                                    957,146

LIABILITIES
Payable due to custodian bank                           6
PAYABLE FOR:
  Fund shares repurchased                          16,886
  Investments purchased                             9,388
  Collateral for securities at value               93,473
  Deferred tax                                      1,551
ACCRUED:
  Management fee                                      527
  Administration fee                                  142
  Bookkeeping fee                                      51
  Service fee                                          28
  Distribution fee - Class B                            6
  Distribution fee - Class C                            1
  Transfer agent fee                                  321
Deferred Trustees fees                                 12
Other                                                 608
                                                 --------
    Total Liabilities                                               123,000
                                                                 ----------
NET ASSETS                                                       $  834,146
                                                                 ----------
Net asset value & redemption price
  per share - Class A ($321,671/28,371)                              $11.34(b)
                                                                 ----------
Maximum offering price per share -
   Class A ($11.34/0.9425)                                           $12.03(c)
                                                                 ----------
Net asset value & offering price per share -
   Class B ($265,219/23,995)                                         $11.05(b)
                                                                 ----------
Net asset value & offering price per share -
   Class C ($42,897/3,874)                                           $11.07(b)
                                                                 ----------
Net asset value & redemption price per share -
   Class T ($46,733/4,107)                                           $11.38
                                                                 ----------
Maximum offering price per share -
   Class T ($11.38/0.9425)                                           $12.07(c)
                                                                 ----------
Net asset value, offering & redemption
  price per share - Class Z ($157,606/13,890)                        $11.35
                                                                 ----------
COMPOSITION OF NET ASSETS
Capital paid in                                                  $  921,647
Accumulated net investment loss                                        (764)
Accumulated net realized loss                                      (250,326)
Net unrealized appreciation (depreciation) on:
    Investments                                                     163,664
    Foreign currency transactions                                       (75)
                                                                 ----------
                                                                 $  834,146
                                                                 ----------
(a) Includes securities on loan with a market value of $88,621.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(c) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended December 31, 2000
(In thousands)

INVESTMENT INCOME
Dividends                                                        $  16,480
Interest (including income on securities
   loaned of $273)                                                   1,440
                                                                 ---------
    Total Investment Income (net of nonreclaimable
      foreign taxes withheld at source which
      amounted to $1,028)                                           17,920

EXPENSES
Management fee                                    $  7,798
Administration fee                                   2,516
Service fee - Class A                                  886
Service fee - Class B                                  864
Service fee - Class C                                  142
Distribution fee - Class B                           2,592
Distribution fee - Class C                             425
Transfer agent fee                                   2,421
Bookkeeping fee                                        357
Trustees fee                                            44
Custodian fee                                          964
Audit fee                                               30
Legal fee                                              214
Registration fee                                        76
Reports to shareholders                                 92
Other                                                  187          19,608
                                                  --------       ---------
    Net Investment Loss                                             (1,688)
                                                                 ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON PORTFOLIO POSITIONS
NET REALIZED GAIN (LOSS) ON:
  Investments (d)                                   82,314
  Foreign currency transactions                       (373)
                                                  --------
    Net Realized Gain                                               81,941

NET CHANGE IN UNREALIZED APPRECIATION/
DEPRECIATION DURING THE PERIOD ON:
  Investments                                     (233,041)
  Foreign currency transactions                        (76)
                                                  --------
    Net Change in Unrealized Appreciation/
       Depreciation                                               (233,117)
                                                                 ---------
    Net Loss                                                      (151,176)
                                                                 ---------
Decrease in Net Assets from Operations                           $(152,864)
                                                                 ---------

(d) Net of foreign capital gains taxes withheld of $1,068.

See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
(In thousands)

                                                      YEAR ENDED     YEAR ENDED
                                                     DECEMBER 31,   DECEMBER 31,
                                                         2000           1999
--------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS

OPERATIONS:
Net investment income (loss)                         $    (1,688)   $     6,175
Net realized gain (loss)                                  81,941        (22,854)
Net change in unrealized appreciation/depreciation      (233,117)       522,830
                                                     -----------    -----------
    Net Increase (Decrease) from Operations             (152,864)       506,151
                                                     -----------    -----------

FUND SHARE TRANSACTIONS:
Receipts for shares sold - Class A                       706,027        337,545
Cost of shares repurchased - Class A                    (739,683)      (351,949)
                                                     -----------    -----------
                                                         (33,656)       (14,404)
                                                     -----------    -----------
Receipts for shares sold - Class B                        24,161         44,246
Cost of shares repurchased - Class B                    (108,657)       (95,444)
                                                     -----------    -----------
                                                         (84,496)       (51,198)
                                                     -----------    -----------
Receipts for shares sold - Class C                         8,781         16,627
Cost of shares repurchased - Class C                     (29,621)       (24,040)
                                                     -----------    -----------
                                                         (20,840)        (7,413)
                                                     -----------    -----------
Receipts for shares sold - Class T                           446            977
Cost of shares repurchased - Class T                     (13,913)       (14,788)
                                                     -----------    -----------
                                                         (13,467)       (13,811)
                                                     -----------    -----------
Receipts for shares sold - Class Z                       205,397        248,592
Cost of shares repurchased - Class Z                    (233,228)      (269,699)
                                                     -----------    -----------
                                                         (27,831)       (21,107)
                                                     -----------    -----------
Net Decrease from Fund Share Transactions               (180,290)      (107,933)
                                                     -----------    -----------
    Total Increase (Decrease)                           (333,154)       398,218
                                                     -----------    -----------
NET ASSETS
Beginning of period                                  $ 1,167,300    $   769,082
                                                     -----------    -----------
End of period (including accumulated net
  investment loss of $764 and $151,
  respectively)                                      $   834,146    $ 1,167,300
                                                     -----------    -----------
NUMBER OF FUND SHARES:
Sold - Class A                                            57,673         34,856
Repurchased - Class A                                    (59,225)       (37,079)
                                                     -----------    -----------
                                                          (1,552)        (2,223)
                                                     -----------    -----------
Sold - Class B                                             1,916          4,753
Repurchased - Class B                                     (8,695)       (10,384)
                                                     -----------    -----------
                                                          (6,779)        (5,631)
                                                     -----------    -----------
Sold - Class C                                               700          1,768
Repurchased - Class C                                     (2,339)        (2,524)
                                                     -----------    -----------
                                                          (1,639)          (756)
                                                     -----------    -----------
Sold - Class T                                                34            108
Repurchased - Class T                                     (1,081)        (1,589)
                                                     -----------    -----------
                                                          (1,047)        (1,481)
                                                     -----------    -----------
Sold - Class Z                                            16,340         30,097
Repurchased - Class Z                                    (18,389)       (32,091)
                                                     -----------    -----------
                                                          (2,049)        (1,994)
                                                     -----------    -----------

See notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

December 31, 2000

NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:

Liberty Newport Tiger Fund, (the Fund) formerly Newport Tiger Fund, a series of Liberty Funds Trust VII, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation by investing primarily in equity securities of companies located in the nine Tigers of Asia (Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, China and the Philippines). The Fund may issue an unlimited number of shares. The Fund offers five classes of shares:
Class A, Class B, Class C, Class T and Class Z. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class T shares are sold with a front-end sales charge and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class T shares and Class Z shares, as described in the Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices. In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. Korean equity securities that have reached the limit for aggregate foreign ownership and for which premiums to the local exchange prices may be paid by foreign investors are valued by applying a broker quoted premium to the local share price. In addition, if the values of foreign securities have been materially affected by events occurring after the closing of a foreign market, the foreign securities may be valued at their fair value under procedures approved by the Trustees.

Forward currency contracts are valued based on the weighted value of exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates. In certain countries, the Fund may hold portfolio positions for which market quotations are not readily available. Such securities are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

SECURITIES LENDING:

The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lenders fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2000, the Fund loaned securities having a market value of $88,621,198, collateralized by cash in the amount of $93,473,253 which was invested in a short-term instruments.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

The Fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The Fund accrues such taxes as applicable.

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS:

Net realized and unrealized gains (losses) on foreign currency transactions include the gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

FOREIGN CURRENCY CONTRACTS:

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER:

Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.
Interest income is recorded on the accrual basis.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:

Newport Fund Management (the Advisor) is the investment Advisor of the Fund and receives a monthly fee based on the Fund's average net assets as follows:

AVERAGE NET ASSETS                ANNUAL FEE RATE
------------------                ---------------
First $100 million                     1.00%
Next $1.4 billion                      0.75%
Next $1.0 billion                      0.70%
Over $2.5 billion                      0.65%

ADMINISTRATION FEE:

Colonial Management Associates, Inc. (the Administrator), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.25% annually of the Fund's average net assets.

BOOKKEEPING FEE:

The Administrator provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus a percentage of the Fund's average net assets as follows:

AVERAGE NET ASSETS                ANNUAL FEE RATE
------------------                ---------------
First $50 million                    No charge
Next $950 million                      0.035%
Next $1 billion                        0.025%
Next $1 billion                        0.015%
Over $3 billion                        0.010%

TRANSFER AGENT FEE:

Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the administrator, provides shareholder services for a fee comprised of 0.07% annually of average net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Administrator, is the Fund's principal underwriter. For the year ended December 31, 2000, the Fund has been advised that the Distributor retained net underwriting discounts of $59,640 on sales of the Fund's Class A, Class C, Class T shares and received contingent deferred sales charges (CDSC) of $29,781, $1,923,528 and $83,356 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% of the average net assets attributable to Class B and Class C shares.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS:

The Administrator has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.55% annually of the Fund's average net assets.

For the year ended December 31, 2000, the Fund's operating expenses, as defined above, did not exceed the 1.55% expense limit.

OTHER:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor or Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

During the year ended December 31, 2000, purchases and sales of investments, other than short-term obligations, were $241,978,334 and $395,464,864, respectively.

Unrealized appreciation (depreciation) at December 31, 2000, based on cost of investments for federal income tax purposes was:

   Gross unrealized appreciation                               $252,544,599
   Gross unrealized depreciation                                (88,043,251)
                                                               ------------

       Net unrealized appreciation                             $164,501,348
                                                               ------------

CAPITAL LOSS CARRYFORWARDS:

At December 31, 2000, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

          YEAR OF                   CAPITAL LOSS
         EXPIRATION                 CARRYFORWARD
         ----------                 ------------
            2006                    $226,822,000
            2007                      22,165,000
                                    ------------
                                    $248,987,000
                                    ------------

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER:

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments, and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT

The Fund may borrow up to 3313% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 12 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 12 of 1%. There were no borrowings under the line of credit during the year ended December 31, 2000.

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------

                                                                       YEAR ENDED DECEMBER 31, 2000
                                                CLASS A          CLASS B          CLASS C          CLASS T          CLASS Z
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $  13.470        $  13.230        $  13.250        $  13.480        $  13.460
                                                ---------        ---------        ---------        ---------        ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)                     0.009           (0.085)          (0.085)           0.040            0.040
Net realized and unrealized loss                   (2.139)          (2.095)          (2.095)          (2.140)          (2.150)
                                                ---------        ---------        ---------        ---------        ---------
Total from Investment Operations                   (2.130)          (2.180)          (2.180)          (2.100)          (2.110)
                                                ---------        ---------        ---------        ---------        ---------
NET ASSET VALUE, END OF PERIOD                  $  11.340        $  11.050        $  11.070        $  11.380        $  11.350
                                                ---------        ---------        ---------        ---------        ---------
Total return(b)                                    (15.81)%         (16.48)%         (16.45)%         (15.58)%         (15.68)%
                                                ---------        ---------        ---------        ---------        ---------
RATIOS TO AVERAGE NET ASSETS
Expenses(c)                                          1.71%            2.46%            2.46%            1.46%            1.46%
Net investment income (loss)(c)                      0.07%           (0.68)%          (0.68)%           0.32%            0.32%
Portfolio turnover                                     25%              25%              25%              25%              25%
Net assets at end of period (000)              $  321,671       $  265,219        $  42,897        $  46,733         $157,606

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                                                                       YEAR ENDED DECEMBER 31, 1999
                                                CLASS A          CLASS B          CLASS C          CLASS T          CLASS Z
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $  7.780         $  7.700         $  7.710         $  7.770         $  7.750
                                                 --------         --------         --------         --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                            0.091            0.021            0.020            0.116            0.116
Net realized and unrealized gain                    5.599            5.509            5.520            5.594            5.594
                                                 --------         --------         --------         --------         --------
Total from Investment Operations                    5.690            5.530            5.540            5.710            5.710
                                                 --------         --------         --------         --------         --------
NET ASSET VALUE, END OF PERIOD                   $ 13.470         $ 13.230         $ 13.250         $ 13.480         $ 13.460
                                                 --------         --------         --------         --------         --------
Total return(b)                                     73.14%           71.82%           71.85%           73.49%           73.68%
                                                 --------         --------         --------         --------         --------
RATIOS TO AVERAGE NET ASSETS
Expenses(c)                                          1.77%            2.52%            2.52%            1.52%            1.52%
Net investment income(c)                             0.97%            0.22%            0.22%            1.22%            1.22%
Portfolio turnover                                     14%              14%              14%              14%              14%
Net assets at end of period (000)                $403,082         $407,179         $ 73,038         $ 69,503         $214,498

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales c harge.
(c) The benefits derived from custody credits and directed brokerage agreements had no impact.

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31, 1998
                                                CLASS A          CLASS B          CLASS C          CLASS T          CLASS Z
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $  9.020         $  8.920         $  8.940         $  9.010         $  9.010
                                                 --------         --------         --------         --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                            0.145            0.091            0.091            0.163            0.163
Net realized and unrealized loss                   (1.234)          (1.228)          (1.241)          (1.232)          (1.252)
                                                 --------         --------         --------         --------         --------
Total from Investment Operations                   (1.089)          (1.137)          (1.150)          (1.070)          (1.089)
                                                 --------         --------         --------         --------         --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.151)          (0.083)          (0.080)          (0.171)          (0.171)
                                                 --------         --------         --------         --------         --------
NET ASSET VALUE, END OF PERIOD                   $  7.780         $  7.700         $  7.710         $  7.770         $  7.750
                                                 --------         --------         --------         --------         --------
Total return(b)                                    (12.08)%         (12.77)%         (12.89)%         (11.87)%         (12.09)%
                                                 --------         --------         --------         --------         --------
RATIOS TO AVERAGE NET ASSETS
Expenses(c)                                          1.78%            2.53%            2.53%            1.53%            1.53%
Net investment income(c)                             2.02%            1.27%            1.27%            2.27%            2.27%
Portfolio turnover                                     15%              15%              15%              15%              15%
Net assets at end of period (000)                $250,089         $280,163         $ 48,316         $ 51,526         $138,988

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) The benefits derived from custody credits and directed brokerage agreements had no impact.

                                                                       YEAR ENDED DECEMBER 31, 1997
                                                CLASS A          CLASS B            CLASS C(a)     CLASS T          CLASS Z
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $ 13.750         $ 13.640         $ 13.660         $ 13.750         $ 13.750
                                                 --------         --------         --------         --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)                     0.081           (0.011)          (0.012)           0.112            0.112
Net realized and unrealized loss                   (4.735)          (4.667)          (4.666)          (4.740)          (4.740)
                                                 --------         --------         --------         --------         --------
Total from Investment Operations                   (4.654)          (4.678)          (4.678)          (4.628)          (4.628)
                                                 --------         --------         --------         --------         --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.034)              --               --           (0.070)          (0.070)
From net realized gains                            (0.042)          (0.042)          (0.042)          (0.042)          (0.042)
                                                 --------         --------         --------         --------         --------
Total Distributions Declared to Shareholders       (0.076)          (0.042)          (0.042)          (0.112)          (0.112)
                                                 --------         --------         --------         --------         --------
NET ASSET VALUE, END OF PERIOD                   $  9.020         $  8.920         $  8.940         $  9.010         $  9.010
                                                 --------         --------         --------         --------         --------
Total return(c)                                    (33.95)%         (34.41)%         (34.36)%         (33.76)%         (33.76)%
                                                 --------         --------         --------         --------         --------
RATIOS TO AVERAGE NET ASSETS
Operating expenses(d)                                1.73%            2.48%            2.48%            1.48%            1.48%
Interest expense                                       (e)              (e)              (e)              (e)              (e)
Total expenses(d)                                    1.73%            2.48%            2.48%            1.48%            1.48%
Net investment income (loss)(d)                      0.64%           (0.11)%          (0.11)%           0.89%            0.89%
Portfolio turnover                                     12%              12%              12%              12%              12%
Net assets at end of period (000)                $323,407         $362,442         $ 62,703         $ 82,095         $180,832

(a) Class D shares were redesignated Class C shares on July 1, 1997.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales c harge.
(d) The benefits derived from custody credits and directed brokerage agreements had no impact.
(e) Rounds to less than 0.01%.

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31, 1996
                                                CLASS A          CLASS B          CLASS C          CLASS T          CLASS Z
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $  12.460        $  12.390        $  12.410        $  12.450        $  12.450
                                                ---------        ---------        ---------        ---------        ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)                     0.083           (0.016)          (0.016)           0.116            0.116
Net realized and unrealized gain                    1.278            1.275            1.270            1.281            1.281
                                                ---------        ---------        ---------        ---------        ---------
Total from Investment Operations                    1.361            1.259            1.254            1.397            1.397
                                                ---------        ---------        ---------        ---------        ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.067)          (0.005)              --           (0.093)          (0.093)
From net realized gains                            (0.004)          (0.004)          (0.004)          (0.004)          (0.004)
                                                ---------        ---------        ---------        ---------        ---------
Total Distributions Declared to Shareholders       (0.071)          (0.009)          (0.004)          (0.097)          (0.097)
                                                ---------        ---------        ---------        ---------        ---------
NET ASSET VALUE, END OF PERIOD                  $  13.750        $  13.640        $  13.660        $  13.750        $  13.750
                                                ---------        ---------        ---------        ---------        ---------
Total return(b)                                     10.94%           10.16%           10.11%           11.24%           11.24%
                                                ---------        ---------        ---------        ---------        ---------
RATIOS TO AVERAGE NET ASSETS
Expenses(c)                                          1.74%            2.49%            2.49%            1.49%            1.49%
Net investment income(c)                             0.62%           (0.13)%          (0.13)%           0.87%            0.87%
Portfolio turnover                                      6%               6%               6%               6%               6%
Net assets at end of period (000)              $  568,497       $  572,089       $  108,785       $  187,659         $366,849

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales c harge.
(c) The benefits derived from custody credits and directed brokerage agreements had no impact.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF LIBERTY FUNDS TRUST VII AND THE SHAREHOLDERS OF LIBERTY NEWPORT TIGER FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty Newport Tiger Fund (the "Fund") (formerly Newport Tiger Fund, a series of Liberty Funds Trust VII), at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2001

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
TRUSTEES & TRANSFER AGENT
--------------------------------------------------------------------------------

DOUGLAS A. HACKER
Executive Vice President and Chief Financial Officer of UAL,Inc.(formerly Senior Vice President and Chief Financial Officer of UAL,Inc.)

JANET LANGFORD KELLY
Executive Vice President-Corporate Development, General Counsel,and Secretary,Kellogg Company (formerly Senior Vice President,Secretary and General Counsel,Sara Lee Corporation)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer,U.S.Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp.and President of Itek Optical &Electronic Industries,Inc.)

WILLIAM E. MAYER
Partner,Park Avenue Equity Partners (formerly Dean, College of Business and Management,University of Maryland;Dean,Simon Graduate School of Business, University of Rochester;Chairman and Chief Executive Officer,CS First Boston Merchant Bank;and President and Chief Executive Officer,The First Boston Corporation)

CHARLES R. NELSON
Van Voorhis Professor,Department of Economics, University of
Washington;consultant on economic and statistical matters

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties,Boston College (formerly Dean,Boston College School of Management)

JOSEPH R. PALOMBO
Chief Operations Officer,Mutual Funds,Liberty Financial Companies,Inc.;Executive Vice President and Director of Colonial Management Associates,Inc.and Stein Roe &Farnham Inc.;Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds,and Chief Operating Officer,Putnam Mutual Funds)

THOMAS C. THEOBALD
Managing Director,William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors,Continental Bank Corporation)

THOMAS E. STITZEL
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance,College of Business,Boise State University)

ANNE-LEE VERVILLE
Consultant (formerly General Manager,Global Education Industry,and President,Applications Solutions Division, IBM Corporation)

IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Liberty Newport Tiger Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA 02105-1722
800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Newport Tiger Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Performance Update.

Annual Report:
Liberty Newport Tiger Fund

                              GIVE ME LIBERTY.(R)

LIBERTY FUNDS BELIEVES IN FINANCIAL CHOICE
At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kids' education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.

LIBERTY BELIEVES IN PROFESSIONAL ADVICE
Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long-term. It's a relationship that's focused on you and your needs.


Liberty Newport Tiger Fund  Annual Report, December 31, 2000

[logo] L I B E R T Y
       ----------------
              F U N D S
ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR

Liberty Funds Distributor, Inc. (C)2001
One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
www.libertyfunds.com

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